                        ANNUAL REPORT / DECEMBER 31, 2001

                             AIM SELECT EQUITY FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                 THE ARTIST'S GARDEN AT GIVERNY BY CLAUDE MONET

   A CAREFULLY SELECTED COMBINATION OF MULTI-COLORED FLOWERS CAN RESULT IN A

   STUNNINGLY BEAUTIFUL GARDEN, JUST LIKE THE ONE DEPICTED IN MONET'S CLASSIC

     WORK. AIM SELECT EQUITY FUND SEEKS TO MEET ITS OBJECTIVE BY INVESTING

       PRIMARILY IN COMMON STOCKS WITH PROSPECTS FOR ABOVE-AVERAGE MARKET

               RETURNS, WITHOUT REGARD TO MARKET CAPITALIZATION.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Select Equity Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.
o Investing in small and mid-size companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o The unmanaged Russell 3000 Index is an index of common stocks that measures performance of the 3,000 largest U.S. companies based on total market capitalization.
o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report has been. For equity investors, the years 2000 and
GRAHAM]            2001 were unlike anything we had seen in a generation. For the first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI World
                   Index also produced negative returns both years.
                        As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond
                   Index produced positive returns both years.
                        Conditions were trying on many levels. Geopolitically,
                   the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in the year. Macroeconomically, the United States officially slipped into recession in March, the first such slowdown in a decade.
    And at the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, several weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.
    Like many other mutual funds, your fund suffered a loss due to its holdings in Enron. AIM has retained counsel to evaluate and pursue all appropriate remedies for your fund to recover its loss, whether from Enron or from other third parties involved. You should be aware, however, that because the fund has a sizable number of holdings, its loss from Enron did not have a significant effect on its performance--precisely the rationale behind investing in a diversified instrument such as a mutual fund.

WHAT SHOULD INVESTORS DO NOW?

Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.
    First is the crucial importance of diversification when investing--~a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this fiscal year. Relying on one stock to build financial security has once again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.
    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.
    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.
    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

For the six months since our last report to you, dated June 30, 2001, total return for Class A shares of AIM Select Equity Fund was -9.51% at net asset value. By comparison, the Lipper Multi Cap Growth Fund Index returned -12.20% over the same period. The fund rebounded in the fourth quarter of 2001, during which its Class A shares were up 15.03%. A multidisciplinary fund, AIM Select Equity Fund uses AIM's growth, growth-at-a-reasonable-price and value disciplines.
    For the year as a whole, at net asset value Class A shares of AIM Select Equity Fund returned -25.64%. The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the fiscal year, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.
    If you have questions or comments about this report, please contact us anytime through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
February 12, 2002

DESPITE WEAK ECONOMY, FUND REBOUNDS IN 4TH QUARTER

HOW DID AIM SELECT EQUITY FUND PERFORM IN THE PAST YEAR'S TURBULENT MARKET? Stocks in general were weak during much of 2001 due to the slowing economy and deteriorating corporate earnings. This weakness hurt the fund's one-year performance, but increasing confidence that the economy will strengthen in 2002 helped the fund rebound sharply in the fourth quarter.
    For the year ended December 31, 2001, the fund's Class A shares returned -25.64%; Class B and Class C shares returned -26.18% and -26.21% respectively at net asset value (excluding sales charges). These numbers are in line with the Lipper Multi-Cap Growth Fund Index, which returned -25.16% during the year.
    Despite being down for the year, the fund rebounded dramatically in both the second and fourth quarters as investors began to return to the equity market. For example, in the fourth quarter, the fund's Class A shares were up 15.03%; its Class B shares were up 14.78% and its Class C shares were up 14.80% at net asset value, while the S&P 500 was up 10.68%.

WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?
It was the first bear market of this magnitude since 1973-74 and the first for a generation of investors. The economy remained weak even as the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates and Congress approved $38 billion in tax rebates to 92 million American taxpayers. In 11 separate rate cuts, the most ever in a calendar year, the Fed reduced its key fed funds rate (the rate banks charge one another for overnight loans) from 6.50% to 1.75% (the lowest level in 40 years)--hoping that lower interest rates would spur consumers to spend and businesses to expand.
    But neither the economy nor the stock markets responded to the Fed's actions right away. Indeed, U.S. gross domestic product (the broadest measure of economic activity) contracted at an annualized rate of 1.3% in the third quarter of 2001. Unemployment rose from 4.2% in January to 5.8% in December as employers announced nearly 2 million job cuts during the year. Deteriorating corporate earnings prompted many investors to abandon higher-priced growth stocks for lower priced, more defensive value stocks--or to abandon the stock market altogether in favor of fixed-income or money market investments. While value stocks outperformed growth stocks for much of the year, both actually ended the year in negative territory.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow Jones Industrial Average experienced its worst week in more than 60 years, falling more than 14% in just five days. However, by early November, major market indexes had recouped all of their post-attack losses. September 21 turned out to be the markets' low for the year.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
AIM Select Equity Fund's multi-discipline investment strategy, and the fund's broadly diversified portfolio, are designed to cushion the fund against abrupt and severe shifts in investor sentiment and ever-changing market trends.

    At the close of the reporting period:

o   There were 95 stocks held in the fund.

o   The fund had approximately $888 million in net assets.

o The fund's top ten holdings accounted for approximately 21% of its total net assets.

o During the reporting period, the fund's holdings increased in the industrial sector from about 8% to just over 20%. Its weighting in information technology
                                                          [PICTURE]
FUND AT A GLANCE

The fund seeks long-term capital growth by investing in growth, growth-at-a-reasonable-price (GARP) and value stocks of small, mid-size and large companies.

INVESTMENT STYLES:

o GROWTH--Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success

o GARP--Draws on the strength of both value and growth investing to identify companies with strong growth prospects and attractive valuations

o VALUE--Invests in quality companies selling at substantial discount to intrinsic value

PORTFOLIO COMPOSITION
As of 12/31/01, based on total net assets

=====================================================================================================================
TOP 10 HOLDINGS                                                  TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------------------------
 1. Bank of America Corp.                       2.6%             1. Diversified Financial Services              8.5%

 2. H&R Block, Inc.                             2.5              2. Data Processing Services                    6.1

 3. Citigroup Inc.                              2.5              3. Health Care Distributors & Services         4.8

 4. Waste Management, Inc.                      2.2              4. Broadcasting & Cable TV                     4.5

 5. Ceridian Corp.                              2.1              5. Health Care Facilities                      3.9

 6. American Standard Cos. Inc. (Bermuda)       2.0              6. Oil And Gas Drilling                        3.9

 7. Tyco International Ltd.                     2.0              7. Systems Software                            3.9

 8. Freddie Mac                                 1.9              8. Building Products                           3.8

 9. J.P. Morgan Chase & Co.                     1.8              9. Industrial Conglomerates                    3.5

10. Computer Associates International, Inc.     1.8             10. Environmental Services                      3.3

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
=====================================================================================================================

decreased from 42% to 15% and its holdings in the financial sector increased from 10% to 18.5%.


DURING THE YEAR, YOU CHANGED THE FUND'S INVESTMENT STRATEGY. HOW HAS THAT CHANGED THE FUND?
Effective July 13, AIM changed the name of AIM Select Growth Fund to AIM Select Equity Fund. The name change reflects the repositioning of its investment strategy in a way we think should provide investors with a diversified "all weather" fund with the potential to perform well under a wide variety of market conditions.
    Under the new investment strategy, the fund invests in AIM's three investment disciplines: growth, GARP and value. Investments among the three disciplines are made in roughly equal proportions of the fund's total net assets. Fund holdings represent the "best ideas" of AIM's senior analysts.

CAN YOU DESCRIBE SOME COMPANIES THAT YOU HOLD IN THE FUND?
Stocks that have done well for the fund include, among others:

o BANK OF AMERICA, the fund's number one holding, is the first bank in the country to have a presence coast to coast, and has a large market share in Florida, Texas and California.

o H&R BLOCK, the country's largest tax preparer, serves nearly 15% of all American taxpayers and has also diversified its business to include mortgage services, investments, financial planning, brokerage and other services.

o AMERICAN STANDARD COMPANIES, manufactures brand-name air conditioning and heating systems, bathroom and kitchen fixtures and braking systems for vehicles.


WHAT WAS THE SITUATION AT THE CLOSE OF THE YEAR?
The nation's unemployment rate jumped from 5.0% to 5.8% during the fourth quarter, as companies cut jobs in the wake of the terrorist attacks. These and other factors, combined with continuing concerns about terrorism, caused markets to be volatile.
    Economists and "market watchers" still disagree on the economy's near-term prospects, but there is widespread agreement that things could improve in 2002. The stock market has never experienced three consecutive years of overall negative performance. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and consumers. Moreover, stocks were favorably priced, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/01, including sales charges
================================================================================
CLASS A
10 Years                     8.83%
 5 Year                      8.21
 1 Year                    -29.73

CLASS B
Inception (09/01/93)         9.95%
 5 Year                      8.29
 1 Year                    -29.87

CLASS C
Inception (08/04/97)         4.67%
 1 Year                    -26.95

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
12/31/91-12/31/01

================================================================================
(HYPO Chart)

                AIM SELECT EQUITY FUND,         RUSSELL
                    CLASS A SHARES            3000 INDEX

12/91                  $ 9,450                 $10,000
12/92                    9,469                  10,969
12/93                    9,812                  12,162
12/94                    9,322                  12,183
12/95                   12,522                  16,668
12/96                   14,847                  20,306
12/97                   17,746                  26,758
12/98                   22,548                  33,215
12/99                   31,904                  40,155
12/00                   31,335                  37,159
12/01                   23,309                  32,902

                                        Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

The chart compares AIM Select Equity Fund, Class A shares, to a benchmark index, the Russell 3000 Index. It is intended to give you a general idea of how your fund performed compared to this index over the period 12/31/91-12/31/01.
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio.
    A market index such as the Russell 3000 Index is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, B and C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the index does not reflect the effects of taxes either.

SCHEDULE OF INVESTMENTS
December 31, 2001

                                                               MARKET
                                                 SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.52%

ADVERTISING-1.96%

Interpublic Group of Cos., Inc. (The)             235,000   $  6,941,900
------------------------------------------------------------------------
Lamar Advertising Co.(a)                          248,000     10,500,320
========================================================================
                                                              17,442,220
========================================================================

AIRLINES-0.45%

AirTran Holdings, Inc.(a)                         600,000      3,960,000
========================================================================

ALUMINUM-1.66%

Alcoa Inc.                                        415,000     14,753,250
========================================================================

APPAREL RETAIL-1.94%

Gap, Inc. (The)                                   735,000     10,245,900
------------------------------------------------------------------------
Ross Stores, Inc.                                 216,400      6,942,112
========================================================================
                                                              17,188,012
========================================================================

APPLICATION SOFTWARE-3.08%

Amdocs Ltd. (United Kingdom)(a)                   178,000      6,046,660
------------------------------------------------------------------------
National Instruments Corp.(a)                     316,000     11,837,360
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               126,000      5,065,200
------------------------------------------------------------------------
Secure Computing Corp.(a)                         214,500      4,407,975
========================================================================
                                                              27,357,195
========================================================================

BANKS-2.55%

Bank of America Corp.                             359,100     22,605,345
========================================================================

BIOTECHNOLOGY-0.66%

Gilead Sciences, Inc.(a)                           89,500      5,881,940
========================================================================

BROADCASTING & CABLE TV-4.54%

Charter Communications, Inc.-Class A(a)           350,000      5,750,500
------------------------------------------------------------------------
Clear Channel Communications, Inc.(a)             100,000      5,091,000
------------------------------------------------------------------------
Comcast Corp.-Class A(a)                          241,000      8,676,000
------------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)               215,000      9,010,650
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                    276,000      7,038,000
------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          117,000      4,733,820
========================================================================
                                                              40,299,970
========================================================================

BUILDING PRODUCTS-3.80%

American Standard Cos. Inc.(a)                    266,000     18,149,180
------------------------------------------------------------------------
Masco Corp.                                       636,000     15,582,000
========================================================================
                                                              33,731,180
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

COMPUTER STORAGE & PERIPHERALS-0.50%

Electronics for Imaging, Inc.(a)                  196,900   $  4,392,839
========================================================================

CONSUMER ELECTRONICS-1.37%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                          416,207     12,115,786
========================================================================

CONSUMER FINANCE-0.64%

AmeriCredit Corp.(a)                              181,100      5,713,705
========================================================================

DATA PROCESSING SERVICES-6.12%

BISYS Group, Inc. (The)(a)                        218,000     13,949,820
------------------------------------------------------------------------
Ceridian Corp.(a)                                 994,500     18,646,875
------------------------------------------------------------------------
First Data Corp.                                  163,000     12,787,350
------------------------------------------------------------------------
Fiserv, Inc.(a)                                   211,912      8,968,116
========================================================================
                                                              54,352,161
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.85%

Equifax Inc.                                      117,000      2,825,550
------------------------------------------------------------------------
H&R Block, Inc.                                   502,000     22,439,400
========================================================================
                                                              25,264,950
========================================================================

DIVERSIFIED FINANCIAL SERVICES-8.50%

American Capital Strategies, Ltd.                 199,600      5,658,660
------------------------------------------------------------------------
Citigroup Inc.                                    438,500     22,135,480
------------------------------------------------------------------------
Freddie Mac                                       259,860     16,994,844
------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           446,000     16,212,100
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      92,800      6,199,040
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         158,000      8,234,960
========================================================================
                                                              75,435,084
========================================================================

DRUG RETAIL-0.50%

Walgreen Co.                                      133,000      4,476,780
========================================================================

ELECTRIC UTILITIES-2.56%

Duke Energy Corp.                                 115,000      4,514,900
------------------------------------------------------------------------
Orion Power Holdings, Inc.(a)                     164,000      4,280,400
------------------------------------------------------------------------
PG&E Corp.                                        722,000     13,891,280
========================================================================
                                                              22,686,580
========================================================================

ENVIRONMENTAL SERVICES-3.26%

Tetra Tech, Inc.                                  471,750      9,392,542
------------------------------------------------------------------------
Waste Management, Inc.                            614,000     19,592,740
========================================================================
                                                              28,985,282
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

FOOD RETAIL-1.59%

Kroger Co. (The)(a)                               675,000   $ 14,087,250
========================================================================

GENERAL MERCHANDISE STORES-1.62%

Target Corp.                                      350,000     14,367,500
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-4.79%

Express Scripts, Inc.(a)                          240,000     11,222,400
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           100,000      8,085,000
------------------------------------------------------------------------
McKesson Corp.                                    368,000     13,763,200
------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         132,000      9,465,720
========================================================================
                                                              42,536,320
========================================================================

HEALTH CARE EQUIPMENT-0.26%

Bruker Daltonics, Inc.(a)                         140,000      2,289,000
========================================================================

HEALTH CARE FACILITIES-3.92%

Community Health Systems, Inc.(a)                 150,000      3,825,000
------------------------------------------------------------------------
HCA Inc.                                          150,000      5,781,000
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)     249,800      4,596,320
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                      193,600      6,590,144
------------------------------------------------------------------------
Province Healthcare Co.(a)                        150,000      4,629,000
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)        220,000      9,411,600
========================================================================
                                                              34,833,064
========================================================================

INDUSTRIAL CONGLOMERATES-3.47%

General Electric Co.                              318,000     12,745,440
------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 306,000     18,023,400
========================================================================
                                                              30,768,840
========================================================================

INSURANCE BROKERS-0.98%

Marsh & McLennan Cos., Inc.                        81,000      8,703,450
========================================================================

IT CONSULTING & SERVICES-0.96%

Affiliated Computer Services, Inc.-Class A(a)      80,500      8,543,465
========================================================================

LEISURE PRODUCTS-1.52%

Mattel, Inc.                                      784,000     13,484,800
========================================================================

LIFE & HEALTH INSURANCE-1.74%

AFLAC, Inc.                                       273,500      6,717,160
------------------------------------------------------------------------
UnumProvident Corp.                               328,000      8,695,280
========================================================================
                                                              15,412,440
========================================================================

MANAGED HEALTH CARE-2.02%

CIGNA Corp.                                        50,000      4,632,500
------------------------------------------------------------------------
UnitedHealth Group Inc.                           188,200     13,318,914
========================================================================
                                                              17,951,414
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

MOVIES & ENTERTAINMENT-2.76%

AOL Time Warner Inc.(a)                           424,500   $ 13,626,450
------------------------------------------------------------------------
Macrovision Corp.(a)                              175,000      6,163,500
------------------------------------------------------------------------
Viacom Inc.-Class B(a)                            107,300      4,737,295
========================================================================
                                                              24,527,245
========================================================================

MULTI-LINE INSURANCE-0.58%

American International Group, Inc.                 65,000      5,161,000
========================================================================

MULTI-UTILITIES-0.28%

Dynegy Inc.-Class A                                97,000      2,473,500
========================================================================

NETWORKING EQUIPMENT-0.56%

Cisco Systems, Inc.(a)                            275,000      4,980,250
========================================================================

OIL & GAS DRILLING-3.92%

ENSCO International Inc.                          528,600     13,135,710
------------------------------------------------------------------------
Noble Drilling Corp.(a)                           180,000      6,127,200
------------------------------------------------------------------------
Transocean Sedco Forex Inc.                       459,210     15,530,482
========================================================================
                                                              34,793,392
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.37%

Apache Corp.                                       66,220      3,303,054
========================================================================

PAPER PRODUCTS-1.50%

International Paper Co.                           331,000     13,355,850
========================================================================

PHARMACEUTICALS-2.47%

Allergan, Inc.                                     63,000      4,728,150
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       77,000      6,310,150
------------------------------------------------------------------------
Pfizer Inc.                                       122,700      4,889,595
------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     150,000      5,992,500
========================================================================
                                                              21,920,395
========================================================================

PROPERTY & CASUALTY INSURANCE-2.41%

Radian Group Inc.                                 141,000      6,055,950
------------------------------------------------------------------------
XL Capital Ltd.-Class A (Bermuda)                 168,000     15,348,480
========================================================================
                                                              21,404,430
========================================================================

REINSURANCE-0.60%

Everest Re Group, Ltd. (Bermuda)                   75,000      5,302,500
========================================================================

RESTAURANTS-0.97%

Jack in the Box Inc.(a)                           313,400      8,631,036
========================================================================

SEMICONDUCTOR EQUIPMENT-2.47%

Applied Materials, Inc.(a)                        300,000     12,030,000
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               200,000      9,912,000
========================================================================
                                                              21,942,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

SEMICONDUCTORS-1.68%

Intel Corp.                                        75,000   $  2,358,750
------------------------------------------------------------------------
Microsemi Corp.(a)                                 50,000      1,485,000
------------------------------------------------------------------------
Texas Instruments Inc.                            250,000      7,000,000
------------------------------------------------------------------------
Zoran Corp.(a)                                    125,000      4,080,000
========================================================================
                                                              14,923,750
========================================================================

SOFT DRINKS-0.94%

PepsiCo, Inc.                                     172,000      8,374,680
========================================================================

SYSTEMS SOFTWARE-3.88%

BMC Software, Inc.(a)                             384,000      6,286,080
------------------------------------------------------------------------
Computer Associates International, Inc.           452,000     15,589,480
------------------------------------------------------------------------
Microsoft Corp.(a)                                190,000     12,591,300
========================================================================
                                                              34,466,860
========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.44%

UTStarcom, Inc.(a)                                450,000     12,825,000
========================================================================

                                                               MARKET
                                                 SHARES        VALUE

WIRELESS TELECOMMUNICATION SERVICES-0.88%

Nextel Communications, Inc.-Class A(a)            367,000   $  4,022,320
------------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)                  319,000      3,828,000
========================================================================
                                                               7,850,320
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $807,597,431)                          865,855,084
========================================================================

MONEY MARKET FUNDS-4.47%

STIC Liquid Assets Portfolio(b)                19,855,197     19,855,197
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        19,855,197     19,855,197
========================================================================
    Total Money Market Funds (Cost
      $39,710,394)                                            39,710,394
========================================================================
TOTAL INVESTMENTS-101.99% (Cost $847,307,825)                905,565,478
========================================================================
OTHER ASSETS LESS LIABILITIES-(1.99%)                        (17,672,917)
========================================================================
NET ASSETS-100.00%                                          $887,892,561
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

ASSETS:

Investments, at market value (cost
  $847,307,825)*                                $905,565,478
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   964,687
------------------------------------------------------------
  Dividends                                          292,975
------------------------------------------------------------
Investment for deferred compensation plan             80,091
------------------------------------------------------------
Collateral for securities loaned                  20,804,775
------------------------------------------------------------
Other assets                                          31,279
============================================================
    Total assets                                 927,739,285
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           13,953,069
------------------------------------------------------------
  Fund shares reacquired                           3,662,953
------------------------------------------------------------
  Deferred compensation plan                          80,091
------------------------------------------------------------
  Collateral upon return of securities loaned     20,804,775
------------------------------------------------------------
Accrued distribution fees                            865,944
------------------------------------------------------------
Accrued transfer agent fees                          367,879
------------------------------------------------------------
Accrued operating expenses                           112,013
============================================================
    Total liabilities                             39,846,724
============================================================
Net assets applicable to shares outstanding     $887,892,561
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $396,778,567
____________________________________________________________
============================================================
Class B                                         $432,002,178
____________________________________________________________
============================================================
Class C                                         $ 59,111,816
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           23,333,935
____________________________________________________________
============================================================
Class B                                           27,803,405
____________________________________________________________
============================================================
Class C                                            3,808,999
____________________________________________________________
============================================================

Class A:

  Net asset value per share                     $      17.00
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.00 divided by
      94.50%)                                   $      17.99
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      15.54
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      15.52
____________________________________________________________
============================================================

* At December 31, 2001, securities with an aggregate market value of $20,581,875 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $13,367)                                     $   5,035,831
------------------------------------------------------------
Dividends from affiliated money market funds       2,791,822
------------------------------------------------------------
Interest                                              63,141
------------------------------------------------------------
Security lending income                               29,769
============================================================
    Total investment income                        7,920,563
============================================================

EXPENSES:

Advisory fees                                      6,487,014
------------------------------------------------------------
Administrative services fees                         148,860
------------------------------------------------------------
Custodian fees                                       112,232
------------------------------------------------------------
Distribution fees -- Class A                       1,072,072
------------------------------------------------------------
Distribution fees -- Class B                       5,043,700
------------------------------------------------------------
Distribution fees -- Class C                         627,234
------------------------------------------------------------
Transfer agent fees -- Class A                     1,145,962
------------------------------------------------------------
Transfer agent fees -- Class B                     1,399,499
------------------------------------------------------------
Transfer agent fees -- Class C                       174,042
------------------------------------------------------------
Trustees' fees                                        12,193
------------------------------------------------------------
Other                                                490,699
============================================================
    Total expenses                                16,713,507
============================================================
Less: Fees waived                                     (3,800)
------------------------------------------------------------
    Expenses paid indirectly                         (20,878)
============================================================
    Net expenses                                  16,688,829
============================================================
Net investment income (loss)                      (8,768,266)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (63,074,168)
============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities       (268,042,127)
============================================================
Net gain (loss) from investment securities      (331,116,295)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(339,884,561)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001 and 2000

                                                                   2001              2000
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (8,768,266)   $   (6,192,102)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                            (63,074,168)      153,404,957
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (268,042,127)     (209,245,233)
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                (339,884,561)      (62,032,378)
==============================================================================================

Distributions to shareholders from net realized gains:
  Class A                                                           (302,937)      (59,353,657)
----------------------------------------------------------------------------------------------
  Class B                                                           (357,522)      (80,285,223)
----------------------------------------------------------------------------------------------
  Class C                                                            (50,347)       (8,275,783)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          6,643,157       150,959,050
----------------------------------------------------------------------------------------------
  Class B                                                        (51,890,759)      181,653,821
----------------------------------------------------------------------------------------------
  Class C                                                          8,259,467        63,351,899
==============================================================================================
    Net increase (decrease) in net assets                       (377,583,502)      186,017,729
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,265,476,063     1,079,458,334
==============================================================================================
  End of year                                                 $  887,892,561    $1,265,476,063
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  899,675,016    $  945,455,716
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (102,880)         (101,758)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and futures contracts                             (69,937,228)       (6,177,675)
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                58,257,653       326,299,780
==============================================================================================
                                                              $  887,892,561    $1,265,476,063
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Select Equity Fund, formerly AIM Select Growth Fund, (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

   Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

   On December 31, 2001, undistributed net investment income was increased by $8,767,144, undistributed net realized gains increased by $25,421 and shares of beneficial interest decreased by $8,792,565 as a result of net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has as capital loss carryforward of $47,261,707 as of December 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009. As of December 31, 2001 the Fund has a post-October capital loss deferral of $22,675,519 which will be recognized in the following tax year.

E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended December 31, 2001, AIM waived fees of $3,800.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2001, AIM was paid $148,860 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2001, AFS was paid $1,418,948 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $1,072,072, $5,043,700 and $627,234, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $205,791 from sales of the Class A shares of the Fund during the year ended December 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2001, AIM Distributors received $32,135 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 2001, the Fund paid legal fees of $6,615 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $14,056 and reductions in custodian fees of $6,822 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $20,878.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2001, securities with an aggregate value of $20,581,875 were on loan to brokers. The loans were secured by cash collateral of $20,804,775 received by the Fund and subsequently invested in STIC Liquid Assets Portfolio, an affiliated money market fund. For the year ended December 31, 2001, the Fund received fees of $29,769 for securities lending.

NOTE 7-DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during 2001 and 2000 was as follows:

                                    2001          2000
                                  --------    ------------
Distributions paid from
  long-term capital gain          $710,806    $147,914,663
__________________________________________________________
==========================================================

  As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                    $(47,261,707)
---------------------------------------------------------
Unrealized appreciation                        35,479,252
=========================================================
                                             $(11,782,455)
_________________________________________________________
=========================================================

  The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of capital losses incurred after October 31, and other deferrals.

NOTE 8-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2001 was $1,115,924,913 and $1,113,910,482, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $126,221,248
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (67,963,595)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 58,257,653
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $847,307,825.

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2001 and 2000 were as follows:

                                                                         2001                           2000
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              ----------    -------------    ----------    -------------
Sold:
  Class A                                                      6,672,144    $ 124,637,977     6,779,004    $ 198,529,121
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,452,066       77,747,707     7,978,650      219,786,359
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,686,037       28,895,794     2,377,973       64,756,969
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         17,383          291,047     2,458,664       56,574,104
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         21,814          329,884     3,538,127       74,996,759
------------------------------------------------------------------------------------------------------------------------
  Class C                                                          3,040           46,562       377,111        7,983,463
========================================================================================================================
Reacquired:
  Class A                                                     (6,609,149)    (118,285,867)   (3,586,000)    (104,144,175)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (8,062,270)    (129,968,351)   (4,240,494)    (113,129,297)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,300,657)     (20,682,889)     (364,164)      (9,388,533)
========================================================================================================================
                                                              (3,119,592)   $ (36,988,136)   15,318,871    $ 395,964,770
________________________________________________________________________________________________________________________
========================================================================================================================


NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                              2001(a)       2000(a)       1999        1998      1997(a)
                                                              --------      --------    --------    --------    --------
Net asset value, beginning of period                          $  22.88      $  26.23    $  19.35    $  15.67    $  14.78
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)        (0.01)      (0.06)      (0.04)       0.01
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (5.79)        (0.44)       8.00        4.24        2.82
========================================================================================================================
    Total from investment operations                             (5.87)        (0.45)       7.94        4.20        2.83
========================================================================================================================
Less distributions:
  Dividends from net investment income                              --            --          --          --       (0.01)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.01)        (2.90)      (1.06)      (0.52)      (1.93)
========================================================================================================================
    Total distributions                                          (0.01)        (2.90)      (1.06)      (0.52)      (1.94)
========================================================================================================================
Net asset value, end of period                                $  17.00      $  22.88    $  26.23    $  19.35    $  15.67
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 (25.64)%       (1.77)%     41.48%      27.09%      19.54%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $396,779      $532,042    $461,628    $320,143    $266,168
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                           1.24%(c)      1.07%       1.09%       1.11%       1.13%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.45)%(c)    (0.02)%     (0.31)%     (0.22)%      0.04%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            117%           56%         31%         68%        110%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $428,828,804.

                                                                        CLASS B
                                               ----------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------
                                               2001(a)       2000(a)     1999(a)       1998      1997(a)
                                               --------      --------    --------    --------    --------
Net asset value, beginning of period           $  21.07      $  24.57    $  18.33    $  14.98    $  14.32
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (0.20)        (0.22)      (0.23)      (0.17)      (0.13)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      (5.32)        (0.38)       7.53        4.04        2.72
=========================================================================================================
  Total from investment operations                (5.52)        (0.60)       7.30        3.87        2.59
=========================================================================================================
Less distributions from net realized gains        (0.01)        (2.90)      (1.06)      (0.52)      (1.93)
=========================================================================================================
Net asset value, end of period                 $  15.54      $  21.07    $  24.57    $  18.33    $  14.98
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                  (26.19)%       (2.50)%     40.29%      26.13%      18.50%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $432,002      $661,445    $592,555    $428,002    $356,186
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets            2.00%(c)      1.84%       1.90%       1.93%       1.99%
=========================================================================================================
Ratio of net investment income (loss) to
  average net assets                              (1.21)%(c)    (0.80)%     (1.12)%     (1.04)%     (0.82)%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                             117%           56%         31%         68%        110%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $504,370,050.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                                             AUGUST 4, 1997
                                                                                                            (DATE OPERATIONS
                                                                       YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                              ------------------------------------------      DECEMBER 31,
                                                              2001(a)      2000(a)    1999(a)    1998(a)        1997(a)
                                                              -------      -------    -------    -------    ----------------
Net asset value, beginning of period                          $ 21.05      $ 24.55    $ 18.32    $ 14.98         $17.65
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.20)       (0.22)     (0.23)     (0.17)         (0.04)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (5.32)       (0.38)      7.52       4.03          (0.70)
============================================================================================================================
    Total from investment operations                            (5.52)       (0.60)      7.29       3.86          (0.74)
============================================================================================================================
Less distributions from net realized gains                      (0.01)       (2.90)     (1.06)     (0.52)         (1.93)
============================================================================================================================
Net asset value, end of period                                $ 15.52      $ 21.05    $ 24.55    $ 18.32         $14.98
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                (26.21)%      (2.50)%    40.26%     26.07%         (3.86)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $59,112      $71,989    $25,275    $ 8,501         $1,189
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.00%(c)     1.84%      1.90%      1.93%          1.95%(d)
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.21)%(c)   (0.80)%    (1.12)%    (1.04)%        (0.77)%(d)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                           117%          56%        31%        68%           110%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $62,723,395.
(d)  Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Trustees and Shareholders of AIM Select Equity Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Select Equity Fund, formerly known as the AIM Select Growth Fund, (one of the funds constituting AIM Funds Group; hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 1999 were audited by other independent accountants whose report, dated February 14, 2000, expressed an unqualified opinion thereon.

                       PRICEWATERHOUSECOOPERS LLP

                       February 14, 2002
                       Houston, Texas

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSON

Robert H. Graham* - 1946   1992     Chairman, President and Chief Executive Officer, A I M      None
Trustee, Chairman and               Management Group Inc. (financial services holding
President                           company); Chairman and President, A I M Advisors, Inc.
                                    (registered investment advisor); Director and Senior Vice
                                    President, A I M Capital Management, Inc. (registered
                                    investment advisor); Chairman, A I M Distributors, Inc.
                                    (registered broker dealer), A I M Fund Services, Inc.
                                    (registered transfer agent) and Fund Management Company
                                    (registered broker dealer); and Director and Vice
                                    Chairman, AMVESCAP PLC (parent of AIM and a global
                                    investment management firm)

INDEPENDENT TRUSTEES

Frank S. Bayley - 1939     2001     Of Counsel, law firm of Baker & McKenzie                    Badgley Funds, Inc. (registered
Trustee                                                                                         investment company)

Bruce L. Crockett - 1944   1987     Chairman, Crockett Technology Associates (technology        ACE Limited (insurance
Trustee                             consulting company)                                         company); and Captaris, Inc.
                                                                                                (unified messaging provider)

Albert R. Dowden - 1941    2000     Chairman, Cortland Trust, Inc. (registered investment       None
Trustee                             company) and DHJ Media, Inc.; Director, Magellan
                                    Insurance Company; Member of Advisory Board of Rotary
                                    Power International (designer, manufacturer, and seller
                                    of rotary power engines); formerly, Director, President
                                    and CEO, Volvo Group North America, Inc.; and director of
                                    various affiliated Volvo companies

Edward K. Dunn,            1998     Formerly, Chairman, Mercantile Mortgage Corp.; Vice         None
Jr. - 1935                          Chairman, President and Chief Operating Officer,
Trustee                             Mercantile-Safe Deposit & Trust Co.; and President,
                                    Mercantile Bankshares Corp.

Jack M. Fields - 1952      1997     Chief Executive Officer, Twenty First Century Group, Inc.   Administaff
Trustee                             (government affairs company)

Carl Frischling** - 1937   1993     Partner, law firm of Kramer Levin Naftalis and Frankel      Cortland Trust, Inc.
Trustee                             LLP                                                         (registered investment company)

Prema                      1998     Formerly, Chief Executive Officer, YWCA of the USA          None
Mathai-Davis - 1950
Trustee

Lewis F. Pennock - 1942    1992     Partner, law firm of Pennock & Cooper                       None
Trustee

Ruth H. Quigley - 1935     2001     Retired                                                     None
Trustee

Louis S. Sklar - 1939      1993     Executive Vice President, Development and Operations,       None
Trustee                             Hines Interests Limited Partnership (real estate
                                    development company)

 * Mr. Graham is considered an interested person of the fund because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

--------------------------------------------------------------------------------
As of December 31, 2001


The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

-------------------------------------------------------------------------------------------------------------------------------
                          TRUSTEE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                 OTHER DIRECTORSHIP(S)
NAME, YEAR OF BIRTH AND   AND/OR                                                                HELD BY TRUSTEE
POSITION(S) HELD WITH     OFFICER
THE TRUST                 SINCE
-------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS

Gary T. Crum - 1947        1992     Director and President, A I M Capital Management, Inc.;     N/A
Senior Vice President               Director and Executive Vice President, A I M Management
                                    Group Inc.; Director and Senior Vice President, A I M
                                    Advisors, Inc.; and Director, A I M Distributors, Inc.
                                    and AMVESCAP PLC (parent of AIM and a global investment
                                    management firm)

Carol F. Relihan - 1954    1992     Director, Senior Vice President, General Counsel and        N/A
Senior Vice President               Secretary, A I M Advisors, Inc. and A I M Management
and Secretary                       Group Inc.; Director, Vice President and General Counsel,
                                    Fund Management Company; and Vice President, A I M Fund
                                    Services, Inc., A I M Capital Management, Inc. and A I M
                                    Distributors, Inc.

Robert G. Alley - 1948     1992     Senior Vice President, A I M Capital Management, Inc.;      N/A
Vice President                      and Vice President, A I M Advisors, Inc.

Stuart W. Coco - 1955      1992     Senior Vice President-Director of Fixed Income Research,    N/A
Vice President                      A I M Capital Management, Inc.; and Vice President, A I M
                                    Advisors, Inc.

Melville B. Cox - 1943     1992     Vice President and Chief Compliance Officer, A I M          N/A
Vice President                      Advisors, Inc. and A I M Capital Management, Inc.; and
                                    Vice President, A I M Fund Services, Inc.

Karen Dunn Kelley - 1960   1992     Senior Vice President-Director of Cash Management, A I M    N/A
Vice President                      Capital Management, Inc.; Director and President, Fund
                                    Management Company; and Vice President, A I M Advisors,
                                    Inc.

Edgar M. Larsen - 1940     1999     Vice President, A I M Advisors, Inc. and A I M Capital      N/A
Vice President                      Management, Inc.

Dana R. Sutton - 1959      1992     Vice President and Fund Treasurer, A I M Advisors, Inc.     N/A
Vice President and
Treasurer

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.
--------------------------------------------------------------------------------

OFFICE OF THE FUND                   INVESTMENT ADVISOR        DISTRIBUTOR                AUDITORS
11 Greenway Plaza                    A I M Advisors, Inc.      A I M Distributors, Inc.   PricewaterhouseCoopers
Suite 100                            11 Greenway Plaza         11 Greenway Plaza          LLP
Houston, TX 77046                    Suite 100                 Suite 100                  1201 Louisiana, Suite
                                     Houston, TX 77046         Houston, TX 77046          2900
                                                                                          Houston, TX 77002

COUNSEL TO THE FUND                  COUNSEL TO THE TRUSTEES   TRANSFER AGENT             CUSTODIAN
Ballard Spahr                        Kramer, Levin, Naftalis   A I M Fund Services, Inc.  State Street Bank and
Andrews & Ingersoll, LLP             & Frankel LLP             P.O. Box 4739              Trust Company
1735 Market Street                   919 Third Avenue          Houston, TX 77210-4739     225 Franklin Street
Philadelphia, PA 19103               New York, NY 10022                                   Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION  (UNAUDITED)

The Fund distributed capital gains of $710,806 during the Fund's tax year ended December 31, 2001, which will be taxed as long-term gain.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided
                                                                                    leadership in the mutual fund industry
        MORE AGGRESSIVE                         MORE AGGRESSIVE                     since 1976 and manages approximately
                                                                                    $158 billion in assets for more than 9
AIM Small Cap Opportunities(1)          AIM Developing Markets                      million shareholders, including
AIM Mid Cap Opportunities(1)            AIM European Small Company                  individual investors, corporate clients
AIM Large Cap Opportunities(1)          AIM Asian Growth                            and Financial institutions.*
AIM Emerging Growth                     AIM International Emerging Growth               The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth                Trademark-- is distributed nationwide.
AIM Aggressive Growth                   AIM European Development                    AIM is a subsidiary of AMVESCAP PLC, one
AIM Mid Cap Growth                      AIM Euroland Growth                         of the world's largest independent
AIM Dent Demographic Trends             AIM International Equity                    financial services companies with $398
AIM Constellation                       AIM Global Growth                           billion in assets under management.*
AIM Large Cap Growth                    AIM Worldwide Spectrum
AIM Weingarten                          AIM Global Trends
AIM Small Cap Equity                    AIM International Value(3)
AIM Capital Development
AIM Charter                                     MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                           SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                       MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                 AIM New Technology
AIM Large Cap Core Equity               AIM Global Telecommunications and Technology
AIM Basic Value                         AIM Global Energy(4)
AIM Large Cap Basic Value               AIM Global Infrastructure
AIM Balanced                            AIM Global Financial Services
AIM Basic Balanced                      AIM Global Health Care
                                        AIM Global Utilities
MORE CONSERVATIVE                       AIM Real Estate(5)

                                                MORE CONSERVATIVE


                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                       MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

     MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
*As of 12/31/01                                         --Registered Trademark--

A I M DISTRIBUTORS, INC.                                               SEQ-AR-1